UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 4, 2024

Keyarch Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41243	98-1600074
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue, 39th Floor

New York, NY 10016

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 914-434-2030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, one-half of one redeemable warrant and one right	KYCHU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	KYCH	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	KYCHW	The Nasdaq Stock Market LLC
Rights to receive one-tenth of one Class A Ordinary Share included as part of the units	KYCHWR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On April 4, 2024 (the “Closing Date”),  Keyarch Acquisition Corporation, a Cayman Islands exempted company (the “Company” or “Keyarch”), and ZOOZ Power Ltd. (TASE: ZOOZ), a limited liability company organized under the laws of the State of Israel (“ZOOZ”), consummated (the “Closing”) their previously announced business combination (the “Business Combination”), pursuant to that certain Business Combination Agreement, dated as of July 30, 2023 (as amended on February 9, 2024, March 8, 2024 and March 15, 2024, the “Business Combination Agreement”), by and among Keyarch, ZOOZ,  ZOOZ Power Cayman, a Cayman Islands exempted company and direct, wholly owned subsidiary of ZOOZ (“Merger Sub”), Keyarch Global Sponsor Limited, a Cayman Islands exempted company, in the capacity as representative of specified shareholders of Keyarch after the effective time of the Business Combination, and, by a joinder agreement, Dan Weintraub in the capacity as representative of the pre-Closing shareholders of ZOOZ after the effective time of the Business Combination. Pursuant to the Closing, Keyarch became a direct, wholly-owned subsidiary of ZOOZ.

In connection to the Closing of the Business Combination, ZOOZ’s ordinary shares and warrants will begin trading on the Nasdaq Capital Market under the ticker symbols “ZOOZ” and “ZOOZW”, respectively, on April 5, 2024.

Item 8.01. Other Events.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release issued by Keyarch announcing the consummation of the Business Combination.

A copy of this press release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release, dated April 4, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYARCH ACQUISITION CORPORATION

	By:	/s/ Kai Xiong
		Name:	Kai Xiong
		Title:	Chief Executive Officer

Dated: April 4, 2024

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